SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SEQUA CORPORATION A

                    GAMCO INVESTORS, INC.
                                 8/15/00            1,000            45.4375
                                 8/09/00            1,500            44.0420
                                 8/08/00              500            44.1250
                                 8/07/00              200            44.9375
                                 8/03/00              700            44.7857
                                 8/03/00              500            45.0500
                                 8/02/00              500            43.0625
                                 8/01/00              200-           42.9375
                                 7/31/00            1,000-           42.8125
                                 7/31/00              500-             *DO
                                 7/28/00            1,500            42.4375
                                 7/28/00            1,500            42.1875
                                 7/27/00              700            40.5000
                                 7/27/00            2,000            41.1406
                                 7/26/00              300            39.8750
                                 7/26/00            1,900            40.1880
                                 7/24/00              500            41.8750
                                 7/21/00              500            42.0250
                                 7/19/00            2,000            39.6625
                                 7/19/00              200-           39.7500
                                 7/19/00            3,000            39.7604
                                 7/17/00              200-           40.5625
                                 7/13/00            1,000-           40.8438
                                 7/13/00            2,000            40.9844
                                 7/12/00            1,000-           39.9813
                                 7/11/00              200            41.0625
                                 7/07/00              500            39.3750
                                 7/07/00              500            39.5625
                                 7/05/00            3,770            39.2371
                                 7/03/00            1,000            38.3125
                                 7/03/00              900-             *DO
                                 7/03/00              500            38.3125
                                 7/03/00            1,000            38.3250

















                                          SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SEQUA CORPORATION A

                    GAMCO INVESTORS, INC.
                                 6/26/00              500            46.1875
                                 6/26/00              500            46.5000
                                 6/23/00              300-           47.5000
                                 6/16/00            1,000-             *DO
                                 6/16/00              223-           53.8750
          GABELLI FUNDS, LLC.
                         GABELLI ASSET FUND
                                 7/05/00            3,000-           38.5362


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.


































                                                   SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- SEQUA CORP CV PFD

          GABELLI FUNDS, LLC.
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 8/07/00              100            80.0000
                                 7/25/00              700            77.0000
                                 6/19/00              500            83.5500



























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.





































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